     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1995

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /         Preliminary Proxy Statement           / /         Confidential, for Use of the
/X/         Definitive Proxy Statement                        Commission Only (as permitted
/ /         Definitive Additional Materials                   by Rule 14a-6(e)(2))
/ /         Soliciting Material Pursuant to
              Rule 14a-11(c) or Rule 14a-12

                            MUNIENHANCED FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            MUNIENHANCED FUND, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

(5) Total fee paid:
- --------------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

(3) Filing Party:

- --------------------------------------------------------------------------------

(4) Date Filed:

- --------------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------
                               SEPTEMBER 8, 1995

TO THE STOCKHOLDERS OF MUNIENHANCED FUND, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of MuniEnhanced Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 11:00 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                         By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary
Plainsboro, New Jersey
Dated: July 28, 1995

                                PROXY STATEMENT
                            ------------------------

                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1995 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 8, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniEnhanced Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 11:00 A.M. The approximate mailing date of this Proxy Statement is July 31, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 14, 1995, the Fund had outstanding 29,007,770 shares of common stock, par value $.10 per share ("Common Stock"), and 6,000 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of July 14, 1995, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of AMPS and Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY BY CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                     JULY 14, 1995
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- ------------------------------  ---   --------------------------------  --------   -------   -------
Herbert I. London(1)(2).......  56    Dean, Gallatin Division of New     1989         0         0
  113-115 University Place              York University from 1978 to
  New York, New York 10003              1993 and Director from 1975 to
                                        1976; John M. Olin Professor
                                        of Humanities, New York
                                        University since 1993 and
                                        Professor thereof since 1980;
                                        Distinguished Fellow, Herman
                                        Kahn Chair, Hudson Institute
                                        from 1984 to 1985; Trustee,
                                        Hudson Naval Institute since
                                        1980; Overseer, Center for
                                        Naval Analyses; Director,
                                        Damon Corporation since 1991.

Andre F. Perold(1)(2).........  43    Professor, Harvard Business        1989         0         0
  Morgan Hall                         School since 1989 and Associate
  Soldiers Field                        Professor from 1983 to 1989;
  Boston, Massachusetts 02163           Trustee, The Common Fund,
                                        since 1989; Director, Quantec
                                        Limited since 1991 and
                                        Teknekron Software Systems
                                        since 1994.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                     JULY 14, 1995
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- ------------------------------  ---   --------------------------------  --------   -------   -------
James H. Bodurtha(1)(2).......   51   Chairman and Chief Executive       1995         0         0
  124 Long Pond Road                    Officer, China Enterprise
  Plymouth, Massachusetts               Management Corporation since
  02360                                 1993; Vice President, Bank
                                        House International Management
                                        Corporation since 1993;
                                        Chairman, Berkshire
                                        Corporation since 1980;
                                        Partner, Squire, Sanders &
                                        Dempsey from 1990 to 1993

Robert R. Martin(1)(2)........   68   Director, WTC Industries, Inc.     1993         0         0
  513 Grand Hill                        since 1995 and Chairman
  St. Paul, Minnesota 55102             thereof from 1994 to 1995;
                                        Chairman and Chief Executive
                                        Officer, Kinnard Investments,
                                        Inc. from 1990 to 1993;
                                        Executive Vice President, Dain
                                        Bosworth from 1974 to 1989;
                                        Director, Carnegie Capital
                                        Management from 1977 to 1985
                                        and Chairman thereof in 1979;
                                        Director, Securities Industry
                                        Association from 1981 to 1982
                                        and Public Securities
                                        Association from 1979 to 1980;
                                        Trustee, Northland College
                                        since 1992.

Joseph L. May(1)(2)...........   66   Attorney in private practice       1989       1,000       0
  424 Church Street                   since 1984; President, May and
  Suite 2000                            Athens Hosiery Mills Division,
  Nashville, Tennessee                  Wayne- Gossard Corporation
  37219                                 from 1954 to 1983; Vice
                                        President, Wayne-Gossard
                                        Corporation from 1972 to 1983;
                                        Chairman, The May Corporation
                                        (personal holding company)
                                        from 1972 to 1983; Director,
                                        Signal Apparel Co. from 1972
                                        to 1989.

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                     JULY 14, 1995
                                           PRINCIPAL OCCUPATIONS                   -----------------
                                           DURING PAST FIVE YEARS       DIRECTOR   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- ------------------------------  ---   --------------------------------  --------   -------   -------
Arthur Zeikel(1)*.............   63   President of Fund Asset            1989         0         0
  P.O. Box 9011                         Management, L.P. ("FAM", which
  Princeton, New Jersey                 term includes its corporate
  08543-9011                            predecessors) since 1977;
                                        President of MLAM (which term
                                        includes its corporate
                                        predecessors) since 1977;
                                        President and Director of
                                        Princeton Services, Inc.
                                        ("Princeton Services") since
                                        1993; Executive Vice President
                                        of Merrill Lynch & Co., Inc.
                                        ("ML&Co.") since 1990;
                                        Executive Vice President of
                                        Merrill Lynch, Pierce, Fenner
                                        & Smith Incorporated ("Merrill
                                        Lynch") since 1990 and a
                                        Senior Vice President thereof
                                        from 1985 to 1990; Director of
                                        Merrill Lynch Funds
                                        Distributor, Inc. ("MLFD")
                                        since 1991.

- ---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of Audit Committee of the Board of Directors.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended January 31, 1995, the Board of Directors held five meetings and the Audit Committee held four meetings. With the exception of Mr. Bodurtha (who became a Director of the Fund in June, 1995), all of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $5,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $1,000 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $45,613 for the fiscal year ended January 31, 1995.

     The following table sets forth for the fiscal year ended January 31, 1995 compensation paid by the Fund to the non-affiliated Directors, and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Directors.

                                                          PENSION                 TOTAL
                                                          OR                     COMPENSATION
                                                          RETIREMENT             FROM
                                                          BENEFITS               FUND AND
                                                          ACCRUED                FAM/MLAM
                                       AGGREGATE          AS PART                ADVISED
                                       COMPENSATION        OF                     FUNDS
             NAME OF                    FROM              FUND                   PAID TO
             DIRECTOR                   FUND              EXPENSES               DIRECTORS
- ----------------------------------     ------             -----                  --------
James H. Bodurtha(1)(2)...........     $    0              None                  $      0
Herbert I. London(1)..............     $9,000              None                  $168,250
Robert R. Martin(1)...............     $9,000              None                  $168,250
Joseph L. May(1)..................     $9,000              None                  $168,250
Andre F. Perold(1)................     $9,000              None                  $168,250

- ---------------
(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 Funds), Mr. London (46 Funds), Mr. Martin (46 Funds), Mr. May (46 Funds) and Mr. Perold (46 Funds).

(2) Mr. Bodurtha became a Director of the Fund and other FAM/MLAM Advised Funds in June, 1995.

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                          OFFICER
              NAME AND PRINCIPAL OCCUPATION                      OFFICE            AGE     SINCE
    --------------------------------------------------  -------------------------  ----   --------
    Arthur Zeikel.....................................          President           63      1989
      President of FAM since 1977; President of MLAM
         since 1977; President and Director of
         Princeton Services since 1993; Executive Vice
         President of ML&Co. since 1990; Executive
         Vice President of Merrill Lynch since 1990
         and Senior Vice President from 1985 to 1990;
         Director of MLFD since 1991.

    Terry K. Glenn....................................  Executive Vice President    54      1989
      Executive Vice President of FAM and MLAM since
         1983; Executive Vice President and Director
         of Princeton Services since 1993; President
         of MLFD since 1986 and Director since 1991;
         President of Princeton Administrators, L.P.
         since 1988.

    Vincent R. Giordano...............................       Vice President         50      1989
      Senior Vice President of FAM and MLAM since 1984
         and Vice President of MLAM from 1980 to 1984;
         Portfolio Manager of FAM and MLAM since 1977;
         Senior Vice President of Princeton Services
         since 1993.

    Kenneth A. Jacob..................................       Vice President         44      1989
      Vice President of FAM and MLAM since 1984;
         employed by MLAM since 1978.

    Donald C. Burke...................................       Vice President         35      1993
      Vice President and Director of Taxation of MLAM
         since 1990; Employee of Deloitte & Touche
         from 1982 to 1990.
p
    Gerald M. Richard.................................          Treasurer           46      1989
      Senior Vice President and Treasurer of FAM and
         MLAM since 1984; Senior Vice President and
         Treasurer of Princeton Services since 1993;
         Treasurer of MLFD since 1984 and Vice
         President since 1981.

    Mark B. Goldfus...................................          Secretary           48      1989
      Vice President of FAM and MLAM since 1985.

     Stock Ownership. At July 14, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund owned an aggregate of less than
 1/4 of 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of AMPS, voting separately as a class in person or by proxy, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS; (ii) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Stock, voting together as a single class in person or by proxy, is required for the election of the remaining Directors (Item 1); and (iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of the holders of a majority of the votes cast by the holders of Common Stock and AMPS, voting together as a single class in person or by proxy.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-vote") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broken non-votes will not be counted as votes cast and therefore will have no effect on the vote of either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended January 31, 1995 to any stockholder upon request. Such requests should be directed to MuniEnhanced Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 25, 1996.

                                            By Order of the Board of Directors

                                                     MARK B. GOLDFUS
                                                        Secretary

Dated: July 28, 1995.

                                                                    COMMON STOCK

                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniEnhanced Fund, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                               (Continued and to be signed on the reverse side)



1.  ELECTION OF DIRECTORS         FOR all nominees listed blow                      WITHHOLD AUTHORITY
                                  (except as marked to the contrary below) / /      to vote for all nominees listed below / /

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
    James H. Bodurtha, Robert R. Martin, Joseph L. May, Arthur Zeikel


2.  Proposal to ratify the selection of Deloitte & Touche LLP as the independent    FOR / /      AGAINST / /      ABSTAIN / /
    auditors of the Fund to serve for the current fiscal year.

3. In the discretion of such proxies upon such other business as may properly come before the meeting or any adournment thereof.

                                                                                    Please sign exactly as name appears hereon.
                                                                                    When shares are held by joint tenants, both
                                                                                    should sign.  When signing as attorney or as
                                                                                    executor, administrator, trustee or guardian,
                                                                                    please give the title as such.  If a
                                                                                    corporation, please sign in full corporate name
                                                                                    by president or other authorized officer.  If a
                                                                                    partnership, please sign in partnership name by
                                                                                    authorized persons.


                                                                                    Dated:                                   , 1995
                                                                                          -----------------------------------

                                                                                    X
                                                                                      ---------------------------------------------
                                                                                                        Signature

                                                                                    X
                                                                                      ---------------------------------------------
                                                                                                Signature, if held jointly

 Please mark boxes / / or /X/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                             AUCTION MARKET
                             MUNIENHANCED FUND, INC.        PREFERRED STOCK
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                          (Continued and to be signed on the reverse side)




1.  ELECTION OF DIRECTORS         FOR all nominees listed blow                      WITHHOLD AUTHORITY
                                  (except as marked to the contrary below) / /      to vote for all nominees listed below / /

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
    James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May,
    Arthur Zeikel


2.  Proposal to ratify the selection of Deloitte & Touche LLP as the independent    FOR / /      AGAINST / /      ABSTAIN / /
    auditors of the Fund to serve for the current fiscal year.

3. In the discretion of such proxies upon such other business as may properly come before the meeting or any adournment thereof.

                                                                                    Please sign exactly as name appears hereon.
                                                                                    When shares are held by joint tenants, both
                                                                                    should sign.  When signing as attorney or as
                                                                                    executor, administrator, trustee or guardian,
                                                                                    please give the title as such.  If a
                                                                                    corporation, please sign in full corporate name
                                                                                    by president or other authorized officer.  If a
                                                                                    partnership, please sign in partnership name by
                                                                                    authorized persons.


                                                                                    Dated:                                   , 1995
                                                                                          -----------------------------------

                                                                                    X
                                                                                      ---------------------------------------------
                                                                                                        Signature

                                                                                    X
                                                                                      ---------------------------------------------
                                                                                                 Signature, if held jointly

 Please mark boxes / / or /X/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.